NOTICE OF GUARANTEED DELIVERY FOR
                                  UNIFI, INC.


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Unifi, Inc. (the "Company") made pursuant to the
Prospectus, dated         , 1998 (the "Prospectus"), if certificates for the
outstanding 6 1/2% Notes due 2008 of the Company (the "Existing Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to First Union National Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Existing Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


            Delivery To: First Union National Bank, Exchange Agent
                                   By Mail:
                           First Union National Bank
                      Corporate Trust Reorganization Dept.
                       1525 West W.T. Harris Blvd., 3C 3
                        Charlotte, North Carolina 28288
                           Attention: Mr. Mike Klotz
                         By Hand/Federal Express/UPS:
                           First Union National Bank
                      Corporate Trust Reorganization Dept.
                       1525 West W.T. Harris Blvd., 3C 3
                        Charlotte, North Carolina 28262
                           Attention: Mr. Mike Klotz
                                 By Facsimile:
                                 704-590-7628
                             Confirm by Telephone:
                                 704-590-7408


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:


     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Existing Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.


Principal Amount of Existing Notes Tendered:* $ ---------------
---------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

Certificate Nos. (if available):                If Existing Notes will be delivered by book-entry
                                                transfer to The Depository Trust Company, provide
---------------                                 account number.
Total Principal Amount Represented by Existing
 Notes Certificate(s):
$ ---------------                                                  Account Number: ---------------

-----------------------------------------------------------------------------
 ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
------------------------------------------------------------------------------


                               PLEASE SIGN HERE


x ----------------------------------                            ----------------------
x ----------------------------------                            ----------------------
   Signature(s) of Owner(s) or Authorized Signatory                      Date

Area Code and Telephone Number: ----------------------

     Must be signed by the holder(s) of Existing Notes as their name(s) appear(s) on certificates for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s):        -----------------------------------------------
                 -----------------------------------------------
                 -----------------------------------------------
 Capacity:       -----------------------------------------------
 Address(es):    -----------------------------------------------
                 -----------------------------------------------
                 -----------------------------------------------

                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Existing Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

----------------------------------              ----------------------------------
                    Name of Firm                       Authorized Signature
----------------------------------              ----------------------------------
                       Address                                Title
----------------------------------             Name: -----------------------------
                       Zip Code               (Please Type or Print)
Area Code and Tel. No. -----------------       Dated: -----------------------------

NOTE: DO NOT SEND CERTIFICATES FOR EXISTING NOTES WITH THIS FORM. CERTIFICATES
       FOR EXISTING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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